Exhibit 25


              ___________________________________________________





                                     UNITED
                                  TECHNOLOGIES
                                  CORPORATION





                               Powers of Attorney







                ___________________________________________________






































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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                     /s/ HOWARD H. BAKER, JR.

                                       Howard H. Baker, Jr.


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                    /s/ ANTONIA HANDLER CHAYES

                                     Antonia Handler Chayes.


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                      /s/ ROBERT F. DANIELL

                                        Robert F. Daniell


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                        /s/ ROBERT F. DEE

                                          Robert F. Dee


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
                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                    /s/ CHARLES W. DUNCAN, JR.

                                      Charles W. Duncan, Jr.


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                     /s/ PEHR G. GYLLENHAMMAR

                                       Pehr G. Gyllenhammar


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
                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.



                                       /s/ GERALD D. HINES

                                         Gerald D. Hines


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of March, 1994.



                                        /s/ CHARLES R. LEE

                                          Charles R. Lee


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                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, his true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January , 1994.



                                       /s/ ROBERT H. MALOTT

                                         Robert H. Malott


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
                      UNITED TECHNOLOGIES CORPORATION



                             Power of Attorney



          KNOW ALL MEN BY THESE PRESENTS, that the undersigned, as a member of the Board of Directors, or as an officer of UNITED TECHNOLOGIES

CORPORATION, a Delaware corporation (the "Corporation"), or as a member of a committee of said Board, or in all of said capacities, hereby constitutes and appoints STEPHEN F. PAGE, IRVING B. YOSKOWITZ, WILLIAM H. TRACHSEL, AND

GEORGE E. MINNICH, or any one of them, her true and lawful attorneys and agents to do any and all acts and things and execute any and all instruments which the said attorneys and agents may deem necessary or advisable to enable the Corporation to comply with the Securities Exchange Act of 1934 and any rules and regulations and requirements of the Securities and

Exchange Commission in respect thereof in connection with the filing of the

Annual Report of the Corporation on Form 10-K, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned, in the capacities aforesaid or in any other capacity, to the Corporation's Form 10-K Annual Reports filed or to be filed with the Securities and Exchange Commission, and any and all amendments to the said Form 10-K Annual Reports, and any and all instruments and documents filed as a part of or in connection with the said Form 10-K

Annual Reports or any amendments thereto; hereby ratifying and confirming all that the said attorneys and agents, or any one of them, have done, shall do or cause to be done by virtue hereof.



          IN WITNESS WHEREOF, the undersigned has subscribed these presents this 30th day of January, 1994.


                                     /s/ JACQUELINE G. WEXLER
                                       Jacqueline G. Wexler




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